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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  DECEMBER 10, 1996



                            ENERGY VENTURES, INC.
              (Exact name of registrant as specified in charter)



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
               DELAWARE                       0-7265                          04-2515019
       (State of Incorporation)        (Commission File No.)     (I.R.S. Employer Identification No.)

     5 POST OAK PARK, SUITE 1760,
            HOUSTON, TEXAS                                                    77027-3415
(Address of Principal Executive Offices)                                       (Zip Code)
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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                        Exhibit Index Appears on Page 6
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 10, 1996, Energy Ventures, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "Arrow Acquisition") of the operating assets of Arrow Completion Systems, Inc., a Texas corporation ("Arrow"), from Weatherford Enterra, Inc., a Delaware corporation, pursuant to a Stock Purchase Agreement dated as of October 18, 1996 (the "Arrow Agreement"). Under the terms of the Arrow Agreement, the Company paid consideration of approximately $21.3 million cash and assumed certain liabilities of Arrow. The cash consideration paid in the Arrow Acquisition was funded with a portion of the proceeds from the Company's recent sale of its Mallard Bay drilling rig division to Parker Drilling Company. The principle followed in fixing the purchase price for Arrow under the Arrow Agreement was based on negotiations between the parties.

         Arrow is a manufacturer and distributor of downhole packers and oil recovery and completion service tools. The Company currently intends to integrate the operations of Arrow with those of its oil tools division and to offer Arrow's product line and services in conjunction with the Company's own line of oilfield equipment, tools and services.

         A copy of the press release announcing the closing of the Arrow Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

         On December 5, 1996, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with GulfMark Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, GulfMark International, Inc., a Delaware corporation ("GulfMark"), and New GulfMark International, Inc., a Delaware corporation and wholly owned subsidiary of GulfMark ("New GulfMark"), providing for the acquisition by the Company of GulfMark pursuant to a tax free merger (the "Merger") in which approximately 2.2 million shares of the Company's common stock, $1.00 par value (the "Common Stock"), will be issued to the stockholders of GulfMark.

         Prior to the Merger, GulfMark will contribute its marine transportation services business to New GulfMark and will then spin-off to its stockholders the stock of New GulfMark. Following the spin-off, the remaining assets of GulfMark will consist of approximately 2.2 million shares of the Company's Common Stock, GulfMark's erosion control business and certain corporate and miscellaneous assets. It is anticipated that GulfMark will have no material debt as of the consummation of the Merger. The acquisition of GulfMark is expected to increase the Company's stockholder base while allowing it to acquire a profitable low cost business with potential synergies with the Company's businesses at an attractive price.





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         The Merger is subject to various conditions, including the receipt of all required regulatory approvals and the expiration or termination of all waiting periods (and extensions thereof) under the Hart-Scott-Rodino Act. Although there can be no assurance that the Merger will close, the Company currently anticipates that the acquisition will be consummated shortly after the receipt of such regulatory approvals and the approval of the Merger by the stockholders of the Company and GulfMark.

         A copy of the press release announcing the signing of the Merger Agreement is filed as Exhibit 99.2 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

         The Company is currently in the process of obtaining financial statements with respect to Arrow. The financial statements of Arrow required, if any, for this item are not currently available and will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.


         (b)     Pro Forma Financial Information.

         The Arrow Acquisition will be accounted for as a purchase and will require an allocation of the purchase price among the acquired assets. As of the date of this report, such allocation has not been completed and it would be impracticable for the Company to provide the pro forma financial information required, if any, pursuant to Article 11 of Regulation S-X with respect to the Arrow Acquisition. Such pro forma financial information will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (c)     Exhibits.

         2.1     -   Asset Purchase Agreement dated as of October 18, 1996, by
                     and among Energy Ventures, Inc., Arrow Completion Systems,
                     Inc. and Weatherford Enterra, Inc.

         2.2     -   Agreement and Plan of Merger dated as of December 5, 1996, among Energy Ventures, Inc., GulfMark Acquisition Co.,
                     GulfMark International, Inc. and New GulfMark
                     International, Inc.





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         2.3     -   Agreement and Plan of Distribution dated as of December 5,
                     1996, by and among GulfMark International, Inc., New GulfMark International, Inc. and Energy Ventures, Inc.

         4.1     -   Amended and Restated Credit Agreement among Energy
                     Ventures, Inc., the Subsidiary Guarantors defined therein, the Lenders defined therein and The Chase Manhattan Bank dated as of December 6, 1996, including the form of Note.

        99.1     -   Press Release of the Company dated December 11, 1996,
                     announcing the closing of the Arrow Agreement.

        99.2     -   Press Release of the Company dated December 5, 1996,
                     announcing the signing of the Merger Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ENERGY VENTURES, INC.



Dated: December 23, 1996                              /s/ FRANCES R. POWELL
                                                 ------------------------------
                                                          Frances R. Powell
                                                     Vice President, Accounting
                                                             and Controller





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                               INDEX TO EXHIBITS


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
        Number                                             Exhibit
        ------                                             -------
          2.1           Asset Purchase Agreement dated as of October 18, 1996, by and among Energy
                        Ventures, Inc., Arrow Completion Systems, Inc. and Weatherford Enterra,
                        Inc.

          2.2           Agreement and Plan of Merger dated as of December 5, 1996, among Energy
                        Ventures, Inc., GulfMark Acquisition Co., GulfMark International, Inc. and
                        New GulfMark International, Inc.

          2.3           Agreement and Plan of Distribution dated as of December 5, 1996, by and among GulfMark International, Inc., New GulfMark International, Inc. and
                        Energy Ventures, Inc.

          4.1           Amended and Restated Credit Agreement among Energy Ventures, Inc., the
                        Subsidiary Guarantors defined therein, the Lenders defined therein and The
                        Chase Manhattan Bank dated as of December 6, 1996, including the form of
                        Note.

         99.1           Press Release of the Company dated December 11, 1996, announcing the closing of the Arrow Agreement.

         99.2           Press Release of the Company dated December 5, 1996, announcing the signing of the Merger Agreement.

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